SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 1, 2000
                                                 -------------------------------

                             DELICIOUS BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                 000-24941            06-1255882
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(State or other jurisdiction   (Commission       (IRS Employer
   of incorporation)           File Number)      Identification No.)


             2070 Maple Street, Des Planes, Illinois     60018
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          (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (847) 669-3200
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
Item 5.  Other Events.
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         On  February  1,  2000,  Delicious  Brands,  Inc.  (Nasdaq:  DBSI) (the
"Company") received a letter from the Nasdaq Stock Market ("Nasdaq") informing the Company that Nasdaq has determined to delist the Company's securities from The Nasdaq Stock Market effective with the close of business, February 1, 2000. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1.


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

Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
         Exhibits.
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         (c) Exhibits
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         Exhibit No.                                 Exhibit
         -----------                                 -------

           99.1            News Release of Delicious Brands dated
                           February 2, 2000.



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

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DELICIOUS BRANDS, INC.
                                          ----------------------
                                          (Registrant)



Dated: February 2, 2000              By: /s/ Jeffry W. Weiner
                                         -------------------------------
                                         Name: Jeffry W. Weiner
                                         Title: Executive Vice President
                                                   and Chief Financial Officer



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
                                  EXHIBIT INDEX
                                  -------------


99.1              News Release of Delicious Brands dated February 2, 2000.